WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JULY 1, 2015

The information below supplements the Summary Prospectus for Class N and Class I Shares of the William Blair Large Cap Value Fund.

The Large Cap Value Fund (the “Fund”) is closed to additional investment.

Upon the recommendation of the Adviser, the Board of Trustees determined that it was in the best interests of the Fund to redeem all the shares of the Fund outstanding on or about June 15, 2016 (the “Liquidation Date”), and then to terminate the Fund. Prior to the Liquidation Date, shareholders of the Fund may redeem their shares or exchange their shares for shares of another William Blair Fund. Any shares of the Fund that have not been redeemed or exchanged prior to the Liquidation Date will be redeemed automatically at their net asset value per share on that date.

Dated: April 25, 2016

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.